UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096
______________________________________________

Investment Grade Municipal Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Item 1.   Reports to Stockholders.

Investment Grade Municipal
Income Fund Inc.
Semiannual Report
March 31, 2008

Investment Grade Municipal Income Fund Inc.

May 15, 2008

Dear shareholder,
We present you with the semiannual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the six-month period ended March 31, 2008.

Performance
Over the six-month period, the Fund declined 4.16% on a net asset value basis and 6.20% on a market price basis. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) category, posted median net asset value and market price declines of 3.64% and 3.22%, respectively. Finally, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the “Index”), returned 0.75%. (For more performance information, please refer to “Performance at a glance” on page 8.)

During the period, the Fund’s underperformance was largely the result of an overweight to intermediate-term bonds, which lagged their shorter-term counterparts.

The Fund continued to use leverage during the six-month period. As of March 31, 2008, leverage accounted for approximately 43% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.	Investment Grade Municipal
Income Fund Inc.

Investment goal:
High level of current income exempt from federal income tax, consistent with preservation of capital

Portfolio Manager:
Kevin McIntyre
UBS Global Asset
Management (Americas) Inc.

Commencement:
November 6, 1992

NYSE symbol:
PPM

Dividend payments:
Monthly

A word on the Fund’s auction preferred shares (“APS”):
As you may know, APS are a type of preferred stock issued by many closed-end funds. The Fund issued APS to raise assets that were then used to leverage the Fund’s investments (that is, buy more municipal securities). In utilizing leverage, the Fund has sought to deliver higher yields and returns to the Fund’s common shareholders. (For purposes of clarification, purchasers of APS in a closed-end fund are known as “preferred shareholders,” while the remaining investors are known as “common shareholders.”)

Investment Grade Municipal Income Fund Inc.

In the time since we last reported to you, demand for APS has seen an unprecedented decline leading to the widespread failure of APS auctions. (Essentially, an auction fails when existing holders of APS looking to sell their shares are unable to do so at that particular auction, because there are not sufficient buy orders.) It is important to note that these failed auctions are not “credit events” for the Fund; that is, they do not result in a default by the Fund. Rather, they are liquidity events that impact a closed-end fund’s preferred and common shareholders differently.

Given that the Fund’s preferred shareholders have experienced a loss of liquidity due to their inability to sell their APS, they are entitled to receive dividends at a “maximum rate.” This rate is based upon a formula in the Fund’s governing documents, and is currently calculated and reset on a weekly basis. Preferred shareholders will continue to receive dividends calculated in this manner until auctions successfully recommence or APS shares are redeemed by the Fund or certain other events occur (for example, shareholder-approved APS restructuring).

At this time, because the Fund’s costs related to APS dividends remain lower than the long-term earnings generated by the Fund’s portfolio investments, the yield realized by the Fund’s common shareholders is greater than it would be without the leverage.

The Fund’s board and UBS Global Asset Management are carefully monitoring the situation, including the level of reset rates. We cannot predict when (or even if) the next successful auction will occur. This depends on factors outside of our control, including the supply and demand for APS and general economic conditions.

We remain keenly aware of concerns relating to our preferred shareholders’ loss of liquidity and the impact of the Fund paying dividends to preferred shareholders at the maximum rate. At this time, we are evaluating a number of options, and would update investors should a particular course or courses of action be adopted—most likely, initially through a press release. Unfortunately, given the complexities involved, it takes time to evaluate options and to carefully consider the impact on the Fund and all shareholders.

An interview with Portfolio Manager Kevin McIntyre
Q.	What is bond insurance, and how did the impairment of some monoline bond insurers affect the Fund?
A.	Many bond issuers frequently use bond insurance to improve the credit quality of securities that they want to issue, with a goal of making it easier and less expensive to access credit markets. Bond insurance was

Investment Grade Municipal Income Fund Inc.

intended to boost credit quality by offering protection against default by the issuer or downgrade if a bond issuer cannot meet its obligations to pay interest and principal to bondholders in a timely manner. Historically, this also has led to enhanced liquidity for insured bonds because there was greater demand among investors for highly-rated securities.

Companies whose primary line of business is to provide insurance services to one industry are called “monoline” insurers. Monoline insurers back approximately 50% of the municipal bonds outstanding. Major bond insurers in the US include Ambac Assurance Corporation, CIFG Guaranty, Financial Guaranty Insurance Company, Assured Guaranty Corp., Financial Guaranty Corp., and MBIA Insurance Corp.

No major monoline insurer had ever been downgraded, or had defaulted, prior to 2007. However, in 2007, amid a housing market decline and the global credit crisis, subprime and adjustable rate mortgages and related securities were placed under extreme strain. Many monoline bond insurers posted losses as insured structured products appeared headed for default, and utilization of bond insurance fell precipitously by the end of 2007. Several of the major insurers were downgraded by the major ratings agencies, and lost their AAA ratings.

During the period, the turmoil in this portion of the market weighed on the value of many municipal bonds, hindering performance. Given that a significant percentage of all municipal bonds are insured, your Fund, like many others, was impacted even though its primary focus was not on insured bonds. Some monoline insurers avoided the problem areas and were not impaired. We anticipate that the market will focus more on the underlying credit quality of the issuers of insured bonds; yet we believe that bond insurance will likely continue to be an important aspect of the municipal bond market, which has seen the entrance of new insurers
(e.g., Berkshire Hathaway Assurance Corp.).

Q.	How would you describe the economic environment during the reporting period?
A.	The US economy, which had been fairly resilient through the third quarter of 2007, weakened considerably during the reporting period. After reporting that third quarter 2007 gross domestic product (“GDP”) growth was a very strong 4.9%, the US Department of Commerce said that GDP growth sank to 0.6% in the fourth quarter of 2007. Advance estimates for first quarter 2008 GDP growth remained just 0.6%. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid consumer and business spending. Housing prices continued to fall and credit conditions

Investment Grade Municipal Income Fund Inc.

have tightened due, in part, to the massive writedowns associated with subprime mortgages.

While the job market had held up relatively well during the fourth quarter of 2007, it too has faltered. The US Labor Department announced that payrolls fell in each of the first three months of 2008—the longest consecutive decline since 2003. In March of 2008, 80,000 jobs were lost, the largest monthly decline in five years. In addition, the unemployment rate increased 0.3% to 5.1% in March, reaching its highest level since September 2005.

Despite slowing growth, inflationary pressures are mounting. Typically, when economic growth slows, falling demand helps to temper rising prices. However, record high oil and rising food prices have caused inflation to remain elevated.

Q.	How did the Federal Reserve Board (the “Fed”) manage the federal funds rate over the period?
A.	The Fed has been aggressive in attempting to ease the credit crunch and keep the US economy from falling into a recession. Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the problems and fallout from subprime mortgages escalated, the Fed moved into action by pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. In mid-September 2007, the Fed reduced the federal funds rate from 5.25% to 4.75%, the first such cut since June 2003. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Since that time, the Fed has lowered the fed funds rate on six additional occasions. In late April 2008, following the conclusion of the reporting period, the rate was lowered to 2.00%—the lowest level since 2004. In conjunction with this latest rate cut the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

Q.	How did the bond market perform in this environment?
A.	Both taxable and tax-free municipal bond prices fluctuated during the reporting period. Issues related to the bursting of the housing bubble and subprime mortgage meltdown triggered several “flights to quality.”

Investment Grade Municipal Income Fund Inc.

During those times, investors flocked to the relative safety of shorter-term US Treasuries and largely shunned other types of fixed income securities—even high-quality municipal bonds.

Overall, during the period, two-year Treasury yields fell from 3.97% to 1.62%, while 10-year Treasury yields moved from 4.59% down to 3.45%. The Treasury yield curve steepened during the reporting period, as short-term yields fell sharply given the Fed’s numerous rate cuts, while longer-term yields fell to a lesser extent due to inflationary concerns.

Q.	Municipal bonds have appeared in the headlines in recent months. What were some of the issues impacting the municipal bond market?
A.	Toward the end of the reporting period, municipal bond prices fell dramatically. We believe this was mainly due to issues related to bond insurers, together with forced selling by highly leveraged hedge funds and concerns that slower growth could impact some issuers’ ability to meet their debt obligations.

While the municipal bond market rallied somewhat in March, it underperformed the taxable bond market over the six-month reporting period. During this time, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Municipal Bond Index returned 5.23% and 0.75%, respectively. Within the municipal bond market, shorter-term securities outperformed their longer-term counterparts, and higher-quality bonds outperformed those of lesser quality, as investors became increasingly risk-averse.

Q.	In general terms, how did you position the portfolio?
A.	During the reporting period, we extended the Fund’s duration somewhat, although it remained slightly shorter than that of its benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

In terms of yield curve positioning, we maintained a “bulleted” strategy, in which we held securities of specific maturities, based on our expectation that the yield curve would steepen. In particular, we held overweight positions versus the benchmark in the seven- and 10-year area of the curve, which was beneficial to results. Our underweight to the 20+ year portion of the curve also contributed to performance. In contrast, our underweight to the shorter end of the municipal yield curve detracted from results, as this area generated strong performance during the reporting period.

Investment Grade Municipal Income Fund Inc.

Q.	Which sector positions were important for the Fund?
A.	Our largest three sector weights were in hospital, university and airport bonds. We continued to find the hospital sector attractive due to efficiency improvements and stronger management at a number of companies. Airports have been an area of focus for the Fund for quite some time, as they possess what we believe to be compelling risk/reward characteristics. We also found universities to be attractive, as our research indicated that they were undervalued, and we believe they offer valuable diversification for the Fund.

Our hospital and university exposures did not meaningfully affect the Fund’s performance, while our overweight in airports detracted from performance during the reporting period, due to concerns over the impact of the weakening economy.

We reduced our exposure to general obligation (GO) bonds, which detracted slightly from performance. GO bonds are issued with the belief that the issuer will be able to repay its debt obligation entirely through taxation, as no assets are used as collateral. Overall, we found these bonds to be less attractive given the slower growth environment and moderating tax revenues.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities are issued by a fairly small number of states. As of March 31, 2008, approximately 56% of the Fund’s holdings were in the securities of issuers in five states. These were California, Texas, New York, Illinois and Ohio.

During the reporting period, we reduced the Fund’s exposure to states facing budgetary challenges, such as California and New York. Our increased exposure to Ohio was largely the result of the purchase of the state’s tobacco settlement bonds.

Q.	What is your outlook for the economy and the municipal bond market?
A.	Continuing concerns regarding housing, subprime mortgages and the value of various financial assets have had a negative impact on the economy. We expect that the Fed’s actions and fiscal stimulus initiatives are likely to alleviate some of these stresses. We plan to continue to monitor the economic data closely as we seek to add value for our shareholders.

Investment Grade Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Investment Grade Municipal Income Fund Inc.
Head Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2008. The views and opinions in the letter were current as of May 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Investment Grade Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/08

Net asset value returns	6 months	1 year	5 years	10 years

Investment Grade Municipal Income Fund Inc.	–4.16%	–3.99%	3.53%	4.50%

Lipper General Municipal Debt Funds (Leveraged) median	–3.64	–4.51	4.51	4.93

Market price returns

Investment Grade Municipal Income Fund Inc.	–6.20%	–6.34%	3.63%	5.04%

Lipper General Municipal Debt Funds (Leveraged) median	–3.22	–6.99	4.89	5.16

Index returns

Lehman Brothers Municipal Bond Index	0.75%	1.90%	3.92%	4.99%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 03/31/08

Market price	$12.34

Net asset value (per share applicable to common shareholders)	$14.05

March 2008 dividend	$0.0525

Market yield(1)	5.11%

NAV yield (1)	4.48%

(1)	Market yield is calculated by multiplying the March dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the March dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	03/31/08		09/30/07		03/31/07

Net assets applicable to
common shareholders (mm)	$145.5		$156.4		$159.4

Weighted average maturity	15.7	yrs	16.0	yrs	16.7	yrs

Weighted average modified duration	6.0	yrs	4.8	yrs	4.7	yrs

Weighted average coupon	5.1%		5.2%		5.1%

Leverage(1)	42.7%		41.2%		40.8%

Securities subject to Alternative
Minimum Tax (AMT)(2)	16.8%		16.8%		14.0%

Maturing within five years(2)	0.5%		2.0%		4.1%

Maturing beyond five years(2)	99.5%		98.0%		95.9%

Portfolio composition(3)	03/31/08		09/30/07		03/31/07

Long-term municipal bonds	98.8%		97.7%		98.0%

Short-term municipal notes	0.5		1.0		0.7

Futures	(0.0	)(4)	0.0	(4)	0.1

Other assets less liabilities	0.7		1.3		1.2

Total	100.0%		100.0%		100.0%

Credit quality(2)	03/31/08		09/30/07		03/31/07

AAA	38.5%		41.1%		41.3%

AA	21.6		25.9		22.1

A	15.1		13.5		17.3

A-1	0.5		0.9		0.6

BBB	15.1		11.0		12.2

Nonrated	9.2		7.6		6.5

Total	100.0%		100.0%		100.0%

(1)	As a percentage of total assets as of the dates indicated.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the dates indicated.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	03/31/08		09/30/07		03/31/07

California	20.3%	California	21.8%	California	21.9%

Texas	9.9	New York	12.1	New York	12.7

New York	9.7	Texas	10.6	Texas	7.8

Illinois	8.4	Illinois	9.0	Illinois	7.8

Ohio	7.4	North Carolina	6.6	North Carolina	7.3

Total	55.7%		60.1%		57.5%

Top five sectors(1)	03/31/08		09/30/07		03/31/07

Hospital	14.9%	Hospital	14.4%	University	16.2%

University	13.5	Airport	14.1	Airport	13.4

Airport	13.2	University	13.2	Hospital	12.9

General obligations	10.8	General obligations	13.0	Water	10.8

Water	10.0	Water	11.2	General obligations	10.4

Total	62.4%		65.9%		63.7%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—173.54%

Alaska —2.05%
Alaska International Airports Revenue
Refunding-Series A (MBIA Insured)(1)
5.000%, due 10/01/19	Aaa	AAA	$1,000,000	$1,004,810

5.000%, due 10/01/20	Aaa	AAA	1,000,000	993,580

5.000%, due 10/01/21	Aaa	AAA	1,000,000	982,670

				2,981,060

Arizona —1.72%
Arizona State Transportation
Board Highway Revenue-Series B
5.250%, due 07/01/18	Aa1	AAA	2,380,000	2,505,521

Arkansas —0.93%
Little Rock Capital Improvement Revenue
Parks & Recreation Projects-Series A
5.700%, due 01/01/18	NR	NR	1,335,000	1,345,239

California —35.35%
California Educational Facilities Authority
Revenue Refunding-Pepperdine
University-Series A (FGIC Insured)
5.000%, due 09/01/33	Aa3	NR	5,000,000	4,929,000

California Health Facilities Financing
Authority Revenue-Kaiser
Permanente-Series A
5.250%, due 04/01/39	NR	A+	5,000,000	4,800,650

California State Refunding
5.000%, due 05/01/27	A1	A+	5,000,000	4,969,400

California State Refunding-Series 2
5.000%, due 09/01/27	A1	A+	3,000,000	2,981,460

California Statewide Communities
Development Authority Apartment
Development Revenue Refunding-Irvine
Apartment Communities-Series A-3
(Mandatory Put 05/17/10 @ 100)
5.100%, due 05/15/25(2)	NR	NR	3,000,000	3,018,420

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(continued)

California —(concluded)
California Statewide Communities
Development Authority Revenue-Kaiser
Permanente-Series H (Mandatory Put
05/01/08 @ 100)
2.625%, due 04/01/34(2)	NR	A+	$1,750,000	$1,750,595

Los Angeles Wastewater System Revenue
Refunding-Series A (FSA Insured)
5.000%, due 06/01/32	Aaa	AAA	6,250,000	6,197,625

Los Angeles Water & Power Revenue
Power System-Series A,
Subseries A-2 (MBIA Insured)
5.000%, due 07/01/27	Aaa	AAA	5,000,000	5,015,650

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured)
5.000%, due 12/01/27	Aaa	AAA	8,000,000	8,024,960

San Diego County Regional Airport
Authority Airport Revenue
Refunding (AMBAC Insured)
5.250%, due 07/01/16(1)	Aaa	AAA	2,600,000	2,729,298

San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA Insured)
5.000%, due 11/01/25	Aaa	AAA	2,000,000	2,012,120

University of California Revenue-Series A
(AMBAC Insured)
5.000%, due 05/15/28(3)	Aaa	AAA	5,000,000	5,013,150

				51,442,328

Colorado —5.05%
Colorado Health Facilities Authority
Revenue Refunding-Adventist
Health/Sunbelt-Series E(2)
5.125%, due 11/15/18	A1	A+	3,000,000	3,048,960

5.125%, due 11/15/19	A1	A+	3,000,000	3,030,030

University of Colorado
Participation Interests
6.000%, due 12/01/13	NR	A+	1,209,677	1,270,597

				7,349,587

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Florida —4.19%
Florida State Board of Education Capital
Outlay-Series E (FGIC Insured)
5.000%, due 06/01/24	Aa1	AAA	$3,350,000	$3,389,932

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured)
5.000%, due 10/01/18(1)	A2	A-	2,700,000	2,705,859

				6,095,791

Illinois —14.58%
Chicago O’Hare International Airport
Revenue-General-Third Lien-Series D
(MBIA Insured)
5.000%, due 01/01/26(1)	Aaa	AAA	11,270,000	10,599,097

Illinois Educational Facilities Authority
Revenue Refunding-Augustana
College-Series A
5.625%, due 10/01/22	Baa1	NR	1,200,000	1,216,872

Illinois Finance Authority Revenue-
University of Chicago-Series A
5.000%, due 07/01/34	Aa1	AA	6,000,000	5,921,820

Illinois Municipal Electric Agency Power
Supply-Series A (FGIC Insured)
5.250%, due 02/01/17	A1	A+	3,000,000	3,231,450

Metropolitan Pier & Exposition Authority
Dedicated State Tax Revenue
6.500%, due 06/15/27	A1	AAA	250,000	250,330

				21,219,569

Indiana —6.69%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue
Refunding-Clarian Health
Obligation Group-Series B
5.000%, due 02/15/21	A2	A+	4,000,000	3,958,640

Indiana State Finance Authority
Revenue-Ascension Health-Series E-8
(Mandatory Put 12/15/09 @ 100)
3.500%, due 11/15/36(4)	Aa1	AA+	2,000,000	1,997,140

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(continued)

Indiana —(concluded)
Indianapolis Airport Authority Revenue
Refunding-Special
Facilities-FedEx Corp.Project
5.100%, due 01/15/17(1)	Baa2	BBB	$4,000,000	$3,782,880

				9,738,660

Kentucky —1.47%
Kenton County Airport Board Airport
Revenue-Cincinnati/Northern
Kentucky-Series B (MBIA Insured)
5.500%, due 03/01/18(1)	Aaa	AAA	2,080,000	2,143,003

Massachusetts —4.82%
Massachusetts Health & Educational
Facilities Authority Revenue-Harvard
University-Series DD
5.000%, due 07/15/35	Aaa	AAA	6,000,000	6,012,180

Massachusetts Port Authority Revenue-US
Airways Project (MBIA Insured)
6.000%, due 09/01/21(1)	Aaa	AAA	1,000,000	1,006,180

				7,018,360

Michigan —5.39%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D
5.000%, due 08/15/25	Aa2	AA	5,000,000	4,914,250

Michigan State Hospital Finance
Authority Revenue-Trinity Health
Credit Group-Series A
5.000%, due 12/01/26	Aa2	AA	3,000,000	2,928,660

				7,842,910

Minnesota —1.04%
Shakopee Health Care Facilities
Revenue-Saint Francis Regional
Medical Center
5.000%, due 09/01/17	NR	BBB	1,500,000	1,513,860

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(continued)

New Jersey —6.24%
New Jersey Transportation Trust Fund
Authority Transportation
System-Series A
5.250%, due 12/15/20	A1	AA-	$5,000,000	$5,415,000

Tobacco Settlement Financing
Corp.-Series 1-A
4.500%, due 06/01/23	Baa3	BBB	4,045,000	3,659,350

				9,074,350

New York —16.05%
Metropolitan Transportation Authority
New York Dedicated Tax Fund-Series A
(FSA Insured)
5.250%, due 11/15/24	Aaa	AAA	1,765,000	1,840,718

New York City General
Obligation-Series O
5.000%, due 06/01/24	Aa3	AA	3,315,000	3,352,592

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project
5.500%, due 01/01/15(1)	A3	BBB+	2,000,000	2,112,780

New York City Industrial Development
Agency Special Facilities Revenue-
Terminal One Group Association Project
(Mandatory Put 01/01/16 @ 100)(1)
5.500%, due 01/01/17(2)	A3	BBB+	2,750,000	2,889,480

5.500%, due 01/01/18	A3	BBB+	3,250,000	3,369,990

Triborough Bridge & Tunnel Authority
Revenue Refunding-Series B
5.250%, due 11/15/19	Aa2	AA-	3,140,000	3,299,952

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
5.250%, due 11/15/30	Aa3	A+	6,400,000	6,492,864

				23,358,376

North Carolina —11.45%
North Carolina Eastern Municipal Power
Agency Power System Revenue-Series A
(Escrowed to Maturity)
6.400%, due 01/01/21	Baa1	AAA	3,065,000	3,623,842

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(continued)

North Carolina —(concluded)
North Carolina Medical Care Commission
Health Care Facilities Revenue-Novant
Health Obligation Group
5.000%, due 11/01/34	Aa3	AA-	$5,000,000	$4,835,650

North Carolina State Public
Improvement-Series A
4.000%, due 03/01/24	Aaa	AAA	8,745,000	8,204,209

				16,663,701

Ohio—12.93%
Buckeye Tobacco Settlement Financing
Authority Asset-Backed Senior
Turbo-Series A-2
5.125%, due 06/01/24	Baa3	BBB	10,000,000	9,327,000

Ohio State Higher Education-Series B
5.250%, due 11/01/17	Aa1	AA+	1,185,000	1,281,720

Ohio State Water Development Authority
Water Pollution Control
Revenue-Water Quality
5.000%, due 06/01/24	Aaa	AAA	8,000,000	8,208,480

				18,817,200

Pennsylvania —1.96%
Susquehanna Area Regional Airport
Authority Airport System
Revenue-Subseries D
5.375%, due 01/01/18	Ba1	NR	3,000,000	2,844,570

Puerto Rico—8.81%
Puerto Rico Commonwealth
Highway & Transportation Authority
Revenue Refunding-Series N
5.500%, due 07/01/22	Baa3	BBB+	3,000,000	3,086,490

Puerto Rico Housing Finance
Authority-Capital Funding
Program (HUD Insured)
5.000%, due 12/01/18	Aa3	AA	3,000,000	3,121,740

University of Puerto Rico-Revenue
System-Series Q
5.000%, due 06/01/17	Baa2	BBB-	6,465,000	6,613,824

				12,822,054

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(continued)

South Carolina —9.35%
Charleston Educational Excellence
Financing Corp. Revenue-Charleston
County School District Project
5.000%, due 12/01/24	A1	AA-	$7,570,000	$7,510,348

Greenville County School District
Installment Purchase Refunding-
Building Equity Sooner-Series AGC
5.000%, due 12/01/24	Aa3	AA-	5,000,000	5,024,100

Greenville Waterworks Revenue
5.250%, due 02/01/20	Aa1	AAA	1,000,000	1,064,330

				13,598,778

South Dakota —0.55%
Standing Rock New Public Housing
6.000%, due 08/07/13(5)	NR	NR	820,331	802,801

Tennessee —0.70%
Memphis-Shelby County Airport
Authority Airport Revenue-Series D
(AMBAC Insured)
6.000%, due 03/01/24(1)	Aaa	AAA	1,000,000	1,015,130

Texas—17.21%
Coastal Bend Health Facilities
Development Corp.-Incarnate Word
Health System-Series A (Escrowed to
Maturity) (AMBAC Insured)
6.300%, due 01/01/17	Aaa	AAA	3,390,000	3,779,986

Harris County Texas Lease
6.750%, due 05/01/20(6)	NR	NR	6,041,125	6,068,249

Houston Community College System
Participation Interests
7.875%, due 06/15/25(6)	NR	NR	3,007,095	3,233,980

Lamar Consolidated Independent School
District Schoolhouse (PSF-GTD)
5.000%, due 02/15/31	Aaa	AAA	3,235,000	3,237,103

Lower Colorado River Authority
Transmission Contract Revenue-LCRA
Transmission Services Corp. Project B
(FSA Insured)
5.250%, due 05/15/20	Aaa	AAA	1,485,000	1,553,102

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

	Moody’s	S&P	Face
	rating	rating	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)
San Leanna Educational Facilities Corp.
Higher Educational Revenue
Refunding-Saint Edwards
University Project
5.000%, due 06/01/18	Baa2	BBB+	$2,000,000	$2,004,240

Tarrant County Cultural Education Facilities
Finance Corp. Revenue Refunding-Texas
Health Resources-Series A
5.000%, due 02/15/19	Aa3	AA-	5,000,000	5,165,450

				25,042,110

Washington —2.95%
Chelan County Public Utility District No. 001
Consolidated Revenue Refunding-Chelan
Hydropower-Series A (MBIA Insured)
6.050%, due 07/01/32(1)	Aaa	AAA	4,225,000	4,296,952

Wyoming—2.06%
Wyoming Student Loan Corp. Student
Loan Revenue-RAMS-Senior Series A
7.400%, due 06/01/35(1),(2),(6)	NR	AAA	3,000,000	3,000,000

Total long-term municipal bonds (cost—$259,516,101)				252,531,910

Short-term municipal note(7)—0.89%

New York —0.89%
Tompkins County Industrial Development
Agency Revenue-Civic Facilities-Cornell
University-Series A-2
1.030%, due 04/01/08
(cost—$1,300,000)	VMIG-1	A-1+	1,300,000	1,300,000

Total investments (cost—$260,816,101)—174.43%				253,831,910

Other assets in excess of liabilities—1.16%				1,686,149

Liquidation value of auction preferred shares—(75.59)%				(110,000,000)

Net assets applicable to common shareholders—100.00%				$145,518,059

(1)	Security subject to Alternative Minimum Tax.
(2)	Floating rate security. The interest rate shown is the current rate as of March 31, 2008.
(3)	Partial amount delivered to broker as collateral for futures transactions.
(4)	Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security, which represents 0.55% of net assets applicable to common shareholders as of March 31, 2008, is considered illiquid and restricted (See table below for more information).

Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted security	date	cost	net assets	03/31/08	net assets

Standing Rock New
Public Housing,
6.000%, due 08/07/13	08/08/02	$820,331	0.56%	$802,801	0.55%

(6)	The securities detailed in the table below are considered illiquid and restricted and Represent 8.45% of net assets applicable to common shareholders as of March 31, 2008.

			Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted securities	dates	cost	net assets	03/31/08	net assets

Harris County Texas Lease,
6.750%, due 05/01/20	09/07/00	$6,041,125	4.15%	$6,068,249	4.17%

Houston Community College
System Participation Interests,
7.875%, due 06/15/25	04/22/02	3,007,095	2.07	3,233,980	2.22

Wyoming Student Loan Corp.
7.400%, due 06/01/35	10/25/07	3,000,000	2.06	3,000,000	2.06

		$12,048,220	8.28%	$12,302,229	8.45%

(7)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of March 31, 2008.

AMBAC	American Municipal Bond Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GTD	Guaranteed
HUD	Housing and Urban Development
MBIA	Municipal Bond Investors Assurance
NR	Not Rated
PSF	Permanent School Fund
RAMS	Reset Auction Mode Securities
XLCA	XL Capital Assurance

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—March 31, 2008 (unaudited)

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Sale contracts	dates	Proceeds	value	depreciation

145	US Treasury Bond
	20 Year Futures	June 2008	$17,195,865	$17,225,547	$(29,682)

15	US Treasury Note
	10 Year Futures	June 2008	1,758,492	1,784,297	(25,805)

			$18,954,357	$19,009,844	$(55,487)

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of assets and liabilities—March 31, 2008
(unaudited)

Assets:
Investments in securities, at value (cost—$260,816,101)	$253,831,910

Cash	280,437

Receivable for interest	3,677,523

Other assets	28,491

Total assets	257,818,361

Liabilities:
Payable for investments purchased	2,000,000

Payable to investment advisor and administrator	110,509

Dividends payable to auction preferred shareholders	63,097

Payable for variation margin	42,266

Accrued expenses and other liabilities	84,430

Total liabilities	2,300,302

Auction preferred shares Series A, B and C–2,200 non-participating shares authorized, issued and outstanding; $0.001 par value per auction
preferred share; $50,000 liquidation value per auction preferred share	110,000,000

Net assets applicable to common shareholders	$145,518,059

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,997,800
shares authorized; 10,356,667 shares issued and outstanding	$153,239,012

Accumulated undistributed net investment income	403,674

Accumulated net realized loss from investment activities and futures	(1,084,949)

Net unrealized depreciation of investments and futures	(7,039,678)

Net assets applicable to common shareholders	$145,518,059

Net asset value per common share ($145,518,059 applicable to
10,356,667 common shares outstanding)	$14.05

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of operations

For the
six months ended
March 31, 2008
(unaudited)

Investment income:
Interest	$6,323,034

Expenses:
Investment advisory and administration fees	1,184,741

Auction preferred shares expenses	163,606

Professional fees	48,171

Custody and accounting fees	38,319

Reports and notices to shareholders	23,475

Stock exchange listing fees	10,682

Directors’ fees	10,339

Transfer agency fees	6,033

Insurance fees	2,609

Other expenses	5,861

1,493,836

Less: Fee waivers by investment advisor and administrator	(495,000)

Net expenses	998,836

Net investment income	5,324,198

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	184,906

Futures	(1,185,665)

Net change in unrealized depreciation of:
Investments	(8,293,795)

Futures	(71,605)

Net realized and unrealized loss from investment activities	(9,366,159)

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(1,691,189)

Net realized gains from investment activities	(676,786)

Total dividends and distributions paid to auction preferred shareholders	(2,367,975)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(6,409,936)

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	March 31, 2008	year ended
	(unaudited)	September 30, 2007

From operations:
Net investment income	$5,324,198	$10,568,390

Net realized gain (loss) from investment
Activities and futures	(1,000,759)	2,120,319

Net change in unrealized depreciation of
investments and futures	(8,365,400)	(5,141,451)

Dividends and distributions paid to auction
preferred shareholders from:
Net investment income	(1,691,189)	(4,050,126)

Net realized gains from investment activities	(676,786)	—

Total dividends and distributions paid to auction
preferred shareholders	(2,367,975)	(4,050,126)

Net increase (decrease) in net assets applicable to
common shareholders resulting from operations	(6,409,936)	3,497,132

Dividends and distributions paid to
common shareholders from:
Net investment income	(3,262,350)	(6,524,701)

Net realized gains from investment activities	(1,211,730)	—

Total dividends and distributions paid to
common shareholders	(4,474,080)	(6,524,701)

Net decrease in net assets applicable to
common shareholders	(10,884,016)	(3,027,569)

Net assets applicable to common shareholders:
Beginning of period	156,402,075	159,429,644

End of period	$145,518,059	$156,402,075

Accumulated undistributed net investment income	$403,674	$33,015

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	March 31, 2008
	(unaudited)

Net asset value, beginning of period	$15.10

Net investment income	0.51	(1)

Net realized and unrealized gains (losses) from investment activities	(0.89)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.16)

Net realized gains from investment activities	(0.07)

Total dividends and distributions paid to auction preferred shareholders	(0.23)

Net increase (decrease) from operations	(0.61)

Dividends and distributions paid to common shareholders from:
Net investment income	(0.32)

Net realized gains from investment activities	(0.12)

Total dividends and distributions paid to common shareholders	(0.44)

Auction preferred shares offering expenses	—

Net asset value, end of period	$14.05

Market value, end of period	$12.34

Total market price return(2)	(6.20)%

Total net asset value return(3)	(4.16)%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor	1.30	%(4)

Total expenses, before fee waivers by advisor	1.95	%(4)

Net investment income before auction preferred shares dividends	6.95	%(4)

Auction preferred shares dividends from net investment income	2.21	%(4)

Net investment income available to common shareholders	4.74	%(4)

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$145,518

Portfolio turnover	8%

Asset coverage per share of auction preferred shares, end of period	$116,145

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

For the years ended September 30,

2007	2006	2005	2004	2003

$15.39	$15.66	$15.81	$16.31	$16.46

1.02 (1)	0.98	0.95	0.93	0.95

(0.29)	0.27	(0.02)	0.14	0.13

(0.39)	(0.27)	(0.21)	(0.08)	(0.07)

—	(0.11)	(0.01)	(0.03)	(0.02)

(0.39)	(0.38)	(0.22)	(0.11)	(0.09)

0.34	0.87	0.71	0.96	0.99

(0.63)	(0.73)	(0.74)	(0.93)	(0.96)

—	(0.41)	(0.12)	(0.49)	(0.18)

(0.63)	(1.14)	(0.86)	(1.42)	(1.14)

—	—	—	(0.04)	—

$15.10	$15.39	$15.66	$15.81	$16.31

$13.60	$13.95	$13.44	$14.25	$14.86

2.08%	13.05%	0.42%	5.57%	2.76%

2.24%	5.87%	4.57%	6.02%	6.31%

1.28%	1.58%	1.66%	1.53%	1.45%

1.91%	1.97%	1.99%	1.86%	1.66%

6.68%	6.43%	6.04%	5.91%	5.89%

2.56%	1.74%	1.34%	0.53%	0.44%

4.12%	4.69%	4.70%	5.38%	5.45%

$156,402	$159,430	$162,159	$163,737	$168,888

27%	54%	49%	45%	51%

$121,092	$122,468	$123,709	$124,426	$155,555

(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Annualized.

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the affect derivatives have on financial performance. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Fund’s financial statement disclosures.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.90% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At March 31, 2008, the Fund owed UBS Global AM $110,509 for investment advisory and administration fees, which is composed of $194,362 of investment advisory and administration fees less fees waived of $83,853. For the six months ended March 31, 2008, UBS Global AM waived $495,000 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended March 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $11,259,418. Morgan Stanley received compensation in connection with these trades, which may have been in

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Auction preferred shares
The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, and 600 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents. Dividend rates as of March 31, 2008 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	3.016%

Series B	3.229%

Series C	3.229%

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of events that are not solely within the control of the Fund.

Purchases and sales of securities
For the six months ended March 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $21,902,075 and $21,410,704, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended September 30, 2007 was as follows:

Distributions paid from:	2007

Tax-exempt income	$10,569,720

Ordinary income	5,107

Total distributions paid	$10,574,827

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending on September 30, 2008.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements (unaudited)

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized depreciation of investments at March 31, 2008 were as follows:

Tax cost of investments	$260,816,101

Gross unrealized appreciation	1,601,124

Gross unrealized depreciation	(8,585,315)

Net unrealized depreciation	$(6,984,191)

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the period ended March 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended September 30, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the period ended March 31, 2008.

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Shareholder meeting information
 An annual meeting of shareholders of the Fund was held on January 17, 2008. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as directors until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

Common stock and Auction Preferred Shares (“APS”) voting together as a single class:

		Shares
To vote for or withhold authority in the	Shares	withhold
election of:	voted for	authority

Richard Q. Armstrong	8,791,084.727	665,856.000

Alan S. Bernikow	8,795,300.727	661,640.000

Bernard H. Garil	8,795,971.727	660,969.000

Heather R. Higgins	8,800,959.727	655,981.000

Separate APS vote:

To vote for or withhold authority in the
election of:

Richard R. Burt	1,811	0

Meyer Feldberg	1,811	0

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Clarification to asset segregation policy

Cover for strategies using derivative instruments—Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

With respect to futures contracts, the Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

variation margins deposited with a futures commission merchant); or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” the Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivatives instrument is open, unless they are replaced with other liquid assets. As a result, the commitment of a large portion of the Fund’s assets to cover positions or segregated accounts could impede portfolio management or the Fund’s ability to meet current obligations.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Elbridge T. Gerry III
President	Vice President

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6.   Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3)   Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 30, 2008